SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2003

SAVVIS COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-29375	43-1809960
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1 SAVVIS Parkway, Town & Country, Missouri		63017
(Address of Principal Executive Office)		(Zip Code)

Registrant’s telephone number, including area code: (314) 628-7000

(Former Name or Former Address, if Changed Since Last Report)

Explanatory Note

This Current Report on Form 8-K relates to the Company’s press release announcing financial results for the third quarter ended September 30, 2003. The Company inadvertently failed to furnish such press release when it was originally issued.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 28, 2003, SAVVIS announced its financial results for the third quarter ended September 30, 2003. A copy of the press release containing the announcement is furnished as Exhibit 99.1 to this report on Form 8-K. The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SAVVIS COMMUNICATIONS CORPORATION

Date: February 18, 2004	By:	Jeffrey H. Von Deylen

Name: Jeffrey H. Von Deylen
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated October 28, 2003 reporting third quarter, 2003 results.